                                                                  EXHIBIT 99.21


                            Agreement of Joint Filing

         Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

         This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated October 10, 2006.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: November 6, 2006


                                BARINGTON COMPANIES EQUITY
                                PARTNERS, L.P.
                                By: Barington Companies Investors, LLC, its
                                    general partner

                                By: /s/ James A. Mitarotonda
                                    --------------------------
                                Name: James A. Mitarotonda
                                Title: Managing Member

                                BARINGTON INVESTMENTS, L.P.
                                By: Barington Companies Advisors, LLC, its
                                    general partner

                                By: /s/ James A. Mitarotonda
                                    --------------------------
                                Name: James A. Mitarotonda
                                Title: Managing Member

                                BARINGTON COMPANIES ADVISORS, LLC


                                By: /s/ James A. Mitarotonda
                                    --------------------------
                                Name: James A. Mitarotonda
                                Title: Managing Member

                                BARINGTON COMPANIES INVESTORS, LLC


                                By: /s/ James A. Mitarotonda
                                    --------------------------
                                Name: James A. Mitarotonda
                                Title: Managing Member

                                BARINGTON COMPANIES OFFSHORE FUND, LTD.


                                By: /s/ James A. Mitarotonda
                                    --------------------------
                                Name: James A. Mitarotonda
                                Title: President

                                BARINGTON OFFSHORE ADVISORS, LLC


                                By: /s/ James A. Mitarotonda
                                    --------------------------
                                Name: James A. Mitarotonda
                                Title: Authorized Signatory


                                BARINGTON CAPITAL GROUP, L.P.
                                By: LNA Capital Corp., its general
                                    partner

                                By: /s/ James A. Mitarotonda
                                    --------------------------
                                Name: James A. Mitarotonda
                                Title: President and CEO

                                LNA CAPITAL CORP.


                                By: /s/ James A. Mitarotonda
                                    --------------------------
                                Name: James A. Mitarotonda
                                Title: President and CEO


                                /s/ James A. Mitarotonda
                                -------------------------------
                                James A. Mitarotonda


STARBOARD VALUE & OPPORTUNITY FUND, LLC                  ADMIRAL ADVISORS, LLC
By: Admiral Advisors, LLC, its managing member           By: Ramius Capital Group, L.L.C., its sole member

PARCHE, LLC                                              RAMIUS CAPITAL GROUP, L.L.C.
By: Admiral Advisors, LLC, its managing member           By: C4S & Co., L.L.C.,
                                                             as managing member

                                                         C4S & CO., L.L.C.


                                         By: /s/ Jeffrey M. Solomon
                                             -------------------------------
                                         Name: Jeffrey M. Solomon
                                         Title: Authorized Signatory



JEFFREY M. SOLOMON

/s/ Jeffrey M. Solomon
-----------------------------
Individually and as attorney-in-fact for Peter A.
Cohen, Morgan B. Stark and Thomas W. Strauss


                                       RJG CAPITAL PARTNERS, L.P.

                                       By: RJG Capital Management, LLC, its
                                           general partner

                                       By: /s/ Ronald J. Gross
                                          -------------------
                                       Name: Ronald J. Gross
                                       Title: Managing Member

                                       RJG CAPITAL MANAGEMENT, LLC


                                       By: /s/ Ronald J. Gross
                                           -------------------
                                       Name: Ronald J. Gross
                                       Title: Managing Member

                                       /s/ Ronald J. Gross
                                       -------------------
                                       Ronald J. Gross


                                       D.B. ZWIRN SPECIAL OPPORTUNITIES
                                       FUND, L.P.

                                       By: D.B. ZWIRN PARTNERS, LLC,
                                       its general partner

                                       By: ZWIRN HOLDINGS, LLC,
                                       its managing member


                                       By: /s/ Daniel B. Zwirn
                                           -----------------------------------
                                       Name: Daniel B. Zwirn
                                       Title: Managing Member


                                       D.B. ZWIRN SPECIAL OPPORTUNITIES
                                       FUND, LTD.

                                       By: D.B. Zwirn & Co., L.P., its manager

                                       By: DBZ GP, LLC, its general partner

                                       By: Zwirn Holdings, LLC, its managing
                                       member


                                       By: /s/ Daniel B. Zwirn
                                           -----------------------------------
                                       Name: Daniel B. Zwirn
                                       Title: Managing Member

                                       HCM/Z SPECIAL OPPORTUNITIES LLC

                                       By: D.B. Zwirn & Co., L.P., its manager

                                       By: DBZ GP, LLC, its general partner

                                       By: Zwirn Holdings, LLC, its managing
                                       member


                                       By: /s/ Daniel B. Zwirn
                                           -----------------------------------
                                       Name: Daniel B. Zwirn
                                       Title: Managing Member


                                       D.B. ZWIRN & CO., L.P.

                                       By: DBZ GP, LLC, its general partner

                                       By: Zwirn Holdings, LLC, its managing
                                       member


                                       By: /s/ Daniel B. Zwirn
                                           -----------------------------------
                                       Name: Daniel B. Zwirn
                                       Title: Managing Member


                                       DBZ GP, LLC

                                       By: Zwirn Holdings, LLC, its managing
                                       member


                                       By: /s/ Daniel B. Zwirn
                                           -----------------------------------
                                       Name: Daniel B. Zwirn
                                       Title: Managing Member


                                       ZWIRN HOLDINGS, LLC


                                       By: /s/ Daniel B. Zwirn
                                           -----------------------------------
                                       Name: Daniel B. Zwirn
                                       Title: Managing Member

                                       /s/ Daniel B. Zwirn
                                       ---------------------------------------
                                       Daniel B. Zwirn